SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

March 15, 2006
Date of Report (Date of earliest event reported)

 RCN Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-16805	22-3498533
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

196 Van Buren Street
Herndon, VA 20170
(Address of principal executive offices, including zip code)

(703) 434-8200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 15, 2006, RCN Corporation (collectively, with its direct and indirect subsidiaries, “RCN”), announced its financial results for the year ended December 31, 2005. As a supplement to the annual financial results, RCN is releasing selected financial results for the quarter ended December 31, 2005. RCN does not intend for Exhibit 99.1 to be treated as “filed” under the Securities and Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	RCN Corporation Condensed Consolidated Statement of Operations for the Quarter Ended December 31, 2005 and the periods from December 21 to December 31, 2004 and October 1 to December 20, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCN CORPORATION

By:	/s/ Peter D. Aquino
Name:	Peter D. Aquino
Title:	President and Chief Executive Officer

Date: March 15, 2006